                                                                  EXHIBIT (a)(3)

                         Notice of Guaranteed Delivery

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                       (Including the Associated Rights)
                                       OF
                               AST RESEARCH, INC.
                                       TO
                         SAMSUNG ELECTRONICS CO., LTD.

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 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
             ON MONDAY, MAY 19, 1997, UNLESS THE OFFER IS EXTENDED.
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  This form, or one substantially equivalent hereto, must be used to accept the
Offer (as defined below) if certificates representing shares of common stock, par value $.01 per share (including the associated Rights, as defined in the Offer to Purchase) (collectively, the "Shares"), of AST Research, Inc., a Delaware corporation, are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depositary (as defined in the Offer to Purchase) prior to the Expiration Date (as defined in the Offer to Purchase). Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary. See Section 2 of the Offer to Purchase.


                        The Depositary for the Offer is:

                                 CITIBANK, N.A.

         By Mail:           By Overnight Courier:              By Hand:
      Citibank, N.A.            Citibank, N.A.              Citibank, N.A.
    c/o Citicorp Data         c/o Citicorp Data        Corporate Trust Window
    Distribution, Inc.        Distribution, Inc.     111 Wall Street, 5th Floor
      P.O. Box 7072            404 Sette Drive        New York, New York 10043
Paramus, New Jersey 07653  Paramus, New Jersey 07652


   By Facsimile Transmission:                       Confirm by Telephone:
(For Eligible Institutions Only)                       (800) 422-2066
       (201) 262-3240

                               ----------------

 DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET
  FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER
         THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  The undersigned hereby tenders to Samsung Electronics Co., Ltd., a Korean corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 21, 1997 and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.
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
Certificate No(s).                        Name(s) of Record Holder(s) _________
(if available) ______________________
                                          _____________________________________

Number of Shares:____________________
                                          _____________________________________
_____________________________________             Please Type or Print
Check ONE box if Shares will be
tendered by book-entry transfer:          Address(es) _________________________

[_] The Depository Trust Company          _____________________________________
                                                                     Zip Code
[_] Philadelphia Depository Trust Company

Account Number ______________________     Area Code and Tel. No. ______________

Dated ________________________, 1997      Signature(s)_________________________

                                          _____________________________________


                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (b) represents that such tender of Shares complies with Rule 14e-4 under the Exchange Act, and (c) guarantees delivery to the Depositary, at one of its addresses set forth above, of certificates representing the Shares tendered hereby in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's accounts at The Depository Trust Company or Philadelphia Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any other required documents, within three NASDAQ National Market System trading days after the date hereof.

_____________________________________     _____________________________________
            Name of Firm                          Authorized Signature


_____________________________________     _____________________________________
               Address                                    Title


_____________________________________     Name ________________________________
                           Zip Code               Please Type or Print


Area Code and Tel. No._______________     Date _________________________ , 1997

          NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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